906 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Animal Cloning Sciences, Inc., a Washington corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 4, 2004

/s/Dempsey Mork
---------------------------------
Dempsey Mork
Chief Executive Officer


                          906 Certification

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Animal Cloning Sciences, Inc., a Washington corporation (the "Company"), hereby certifies, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 4, 2004

/s/ Norbert L. LeBoeuf
---------------------------------
Norbert L. LeBoeuf
Chief Financial Officer